UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Act of 1934


                                AUGUST 15, 2003
                                Date of Report

                       (Date of earliest event reported)



                         Commission File No. 000-30623


                         SALES STRATEGIES, INC.
            (Exact name of Registrant as specified in its charter)


                NEVADA                                  91-1944323
    (State or other Jurisdiction            (I.R.S. Employer ID Number)
    of incorporation or organization)

            15303 Ventura Boulevard, Suite 1510
                  Sherman Oaks, CA                           91403
         ( Address of Principal Executive Officers)        (Zip Code)

       Registrant's telephone number including area code:  (818) 380-8161
                      Fax Number            (818) 380-8188


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ITEM 5:      Other Events and Regulation FD Disclosure.

The Forms 10QSB filed on July 28, 2003 were not reviewed by our accounting firm, STONEFIELD JOSEPHSON, INC., and will be reviewed along with the additional filing necessary to bring the Company current, which the company expects to complete soon.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 15, 2003



SALES STRATEGIES
(Registrant)

By:        /s/  Alan Schram
           -----------------
           Alan Schram